UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2021
__________________________________________________
AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
__________________________________________________

Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, Maryland 20814
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	AGNC	The Nasdaq Global Select Market
Depositary shares of 7.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCN	The Nasdaq Global Select Market
Depositary shares of 6.875% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCM	The Nasdaq Global Select Market
Depositary shares of 6.50% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCO	The Nasdaq Global Select Market
Depositary shares of 6.125% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events.
On June 11, 2021, AGNC Investment Corp. (the “Company”) filed a new automatic shelf registration statement on Form S-3ASR (No. 333-257014) (the “Registration Statement”). Concurrently with the filing of the Registration Statement, the Company’s existing “at the market” common stock issuance program under its prior automatic shelf registration statement terminated. Also on June 11, 2021, the Company implemented a new “at the market” program by entering into separate sales agreements (each a “Sales Agreement” and collectively, the “Sales Agreements”) with each of Goldman Sachs & Co. LLC, BTIG, LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, JMP Securities LLC, Keefe, Bruyette & Woods, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, and Virtu Americas LLC (each, an “Agent” and collectively, the “Agents”). Under the terms of the Sales Agreements, the Company may offer and sell shares of common stock, par value $0.01 per share ("Common Stock") having an aggregate offering price of up to $1,250,000,000 (the “Shares”), from time to time to or through any of the Agents, acting as agent and/or principal.

Sales, if any, of Shares under the Sales Agreements may be made in ordinary brokers’ transactions, to or through a market maker, on or through the Nasdaq Global Select Market or any other market venue where the securities may be traded, in the over-the-counter market, in privately negotiated transactions, or through a combination of any such methods of sale. The Agent may also sell Shares by any other method permitted by law. Each Agent will make all sales on a best efforts basis using commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreed terms between each Agent and the Company. The compensation payable to each Agent for sales of Shares pursuant to its Sales Agreement will be up to 1.0% of the gross sales price for any Shares sold through it as agent under the applicable Sales Agreement.

Shares sold under the Sales Agreements, if any, will be issued pursuant to the Registration Statement, including the prospectus, dated June 11, 2021, and the prospectus supplement, dated June 11, 2021, as the same may be amended or supplemented.

The offering of Shares pursuant to the Sales Agreements will terminate upon the earlier of (1) the sale of all the Shares or (2) the termination of the Sales Agreements by the Agents or the Company upon 10 days’ notice. The form of the Sales Agreements is filed as Exhibit 1.1 to this Current Report. The description of the Sales Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Sales Agreements filed herewith as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

On June 11, 2021, Skadden, Arps, Slate, Meagher & Flom LLP delivered an opinion (the “Opinion”) to the Company in connection with the Company’s sale of the Shares from time to time to or through the Agents. The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

(d) Exhibits.

Exhibit No.	Description

1.1	Form of Sales Agreement
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1 hereto)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: June 11, 2021	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Senior Vice President, Chief Compliance Officer, General Counsel and Secretary